                                                                      Exhibit 25

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|


                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                            13-5160382
(State of incorporation                             (I.R.S. employer
if not a U.S. national bank)                        identification no.)

One Wall Street, New York, N.Y.                     10286
(Address of principal executive offices)            (Zip code)

                                ---------------
                          The Seagram Company Ltd. -
                            La Compagnie Seagram Ltee
               (Exact name of obligor as specified in its charter)

Canada                                              None
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

1430 Peel Street
Montreal, Quebec, Canada                            H3A 1S9
(Address of principal executive offices)            (Zip code)

                         Joseph E. Seagram & Sons, Inc.
               (Exact name of obligor as specified in its charter)

Indiana                                             13--1285240
(State or other jurisdiction of                     (I.R.S. employer
incorporation or organization)                      identification no.)

375 Park Avenue
New York, New York                                  10152
(Address of principal executive offices)            (Zip code)

                                  -------------
                                 Debt Securities
                       (Title of the indenture securities)

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1.    GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

        (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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                  Name                                        Address
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


        Superintendent of Banks of the State of       2 Rector Street, New York,
        New York                                      N.Y.  10006, and Albany, N.Y. 12203

        Federal Reserve Bank of New York              33 Liberty Plaza, New York,
                                                      N.Y.  10045

        Federal Deposit Insurance Corporation Washington, D.C.  20429

        New York Clearing House Association   New York, New York   10005

        (B)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

        Yes.

2.      AFFILIATIONS WITH OBLIGOR.

        IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

        None.

16.     LIST OF EXHIBITS.

        EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

        1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

        4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

        6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

        7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.



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                                    SIGNATURE



        Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 12th day of May, 1999.


                                            THE BANK OF NEW YORK



                                            By: /s/  MICHELE L. RUSSO
                                                     -------------------
                                            Name:    MICHELE L. RUSSO
                                            Title:   ASSISTANT TREASURER


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                      CONSOLIDATED REPORT OF CONDITION OF

                              THE BANK OF NEW YORK

                    OF ONE WALL STREET, NEW YORK, N.Y. 10286
                     AND FOREIGN AND DOMESTIC SUBSIDIARIES,

a member of the Federal Reserve System, at the close of business December 31, 1998, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                    DOLLAR
                                                                   AMOUNTS
                                                                 IN THOUSANDS
                                                                --------------
ASSETS
Cash and balances due from depository institutions:
  Noninterest-bearing balances and currency and coin........     $ 3,951,273
  Interest-bearing balances.................................       4,134,162
Securities:
  Held-to-maturity securities...............................         932,468
  Available-for-sale securities.............................       4,279,246
Federal funds sold and Securities purchased under agreements
  to resell.................................................       3,161,626
Loans and lease financing receivables:
  Loans and leases, net of unearned income..................      37,861,802
  LESS: Allowance for loan and lease losses.................         619,791
  LESS: Allocated transfer risk reserve.....................           3,572
Loans and leases, net of unearned income, allowance, and
  reserve...................................................      37,238,439
Trading Assets..............................................       1,551,556
Premises and fixed assets (including capitalized leases)....         684,181
Other real estate owned.....................................          10,404
Investments in unconsolidated subsidiaries and associated
  companies.................................................         196,032
Customers' liability to this bank on acceptances
  outstanding...............................................         895,160
Intangible assets...........................................       1,127,375
Other assets................................................       1,915,742
Total assets................................................     $60,077,664

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
                                                                    DOLLAR
                                                                   AMOUNTS
                                                                 IN THOUSANDS
                                                                --------------
LIABILITIES
Deposits:
  In domestic offices.......................................     $27,020,578
  Noninterest-bearing.......................................      11,271,304
  Interest-bearing..........................................      15,749,274
  In foreign offices, Edge and Agreement subsidiaries, and
     IBFs...................................................      17,197,743
  Noninterest-bearing.......................................         103,007
  Interest-bearing..........................................      17,094,736
Federal funds purchased and Securities sold under agreements
  to repurchase.............................................       1,761,170
Demand notes issued to the U.S. Treasury....................         125,423
Trading liabilities.........................................       1,625,632
Other borrowed money:
  With remaining maturity of one year or less...............       1,903,700
  With remaining maturity of more than one year through
     three years............................................               0
  With remaining maturity of more than three years..........          31,639
Bank's liability on acceptances executed and outstanding....         900,390
Subordinated notes and debentures...........................       1,308,000
Other liabilities...........................................       2,708,852
Total liabilities...........................................      54,583,127
EQUITY CAPITAL
Common stock................................................       1,135,284
Surplus.....................................................         764,443
Undivided profits and capital reserves......................       3,542,168
Net unrealized holding gains (losses) on available-for-sale
  securities................................................          82,367
Cumulative foreign currency translation adjustments.........         (29,725)
Total equity capital........................................       5,494,537
Total liabilities and equity capital........................     $60,077,664

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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the
above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.

                                                                Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

                                          Directors

Thomas A. Reyni
Gerald L. Hassell
Alan R. Griffith